UNITED STATES

SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2015

NorthStar Healthcare Income, Inc.
(Exact name of registrant as specified in its charter)

Maryland (State or other jurisdiction of incorporation)	000-55190 (Commission File Number)	27-3663988 (I.R.S. Employer Identification No.)

399 Park Avenue, 18th Floor, New York, NY	10022
(Address of principal executive offices)	(Zip Code)

(212) 547-2600
(Registrant’s telephone number, including area code)

N/A
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐                                    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐                                    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01. Entry into a Material Definitive Agreement.

On February 19, 2015, NorthStar Healthcare Income, Inc. (“NorthStar Healthcare”) amended the terms of its secured credit facility agreement, dated as of November 13, 2013 (as amended, the “Credit Facility”), by and among NorthStar Healthcare’s operating partnership, KeyBank National Association (“KeyBank”) and the other lenders named therein. Under the terms of the amended Credit Facility, NorthStar Healthcare’s aggregate investments held through minority-owned joint ventures shall be limited as a percentage of NorthStar Healthcare’s consolidated total asset value (as defined in the Credit Facility) as set forth in the following schedule:

Periods	Percentage of Consolidated Total Asset Value
Through June 30, 2015	50%
July 1, 2015 to September 30, 2015	45%
October 1, 2015 to December 31, 2015	40%
January 1, 2016 to December 31, 2016	35%
January 1, 2017 and thereafter	30%

In addition, NorthStar Healthcare’s combined investments in land and development properties (as defined in the Credit Facility) shall not exceed 10% of NorthStar Healthcare’s consolidated total asset value. All other terms governing the Credit Facility remain substantially the same.

The foregoing description does not purport to be complete and is subject to, and qualified in its entirety by, reference to the full text of the Fourth Amendment to Credit Agreement, by and among NorthStar Healthcare Income Operating Partnership, LP, NorthStar Healthcare, NRFC Blackhawk Holdings, LLC, Hilltopper Assisted Living, LLC and KeyBank, filed as Exhibit 10.1 hereto; and the Credit Facility, which was filed as Exhibit 10.4 to NorthStar Healthcare's Quarterly Report on Form 10-Q filed on November 14, 2013, which agreements are incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.
(d) Exhibits.

Exhibit Number	Description
10.1
Fourth Amendment to Credit Agreement, dated as of February 19, 2015, by and among NorthStar Healthcare Income Operating Partnership, LP, NorthStar Healthcare Income, Inc., NRFC Blackhawk Holdings, LLC, Hilltopper Assisted Living, LLC and KeyBank National Association

Safe Harbor Statement
This Current Report on Form 8-K contains certain “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995, Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Forward-looking statements are generally identifiable by use of forward-looking terminology such as “will,” “may,” “plans,” “intends,” “expects” or other similar words or expressions. These statements are based on NorthStar Healthcare’s current expectations and beliefs and are subject to a number of trends and uncertainties that could cause actual results to differ materially from those described in the forward looking statements; NorthStar Healthcare can give no assurance that its expectations will be attained. Forward-looking statements are necessarily speculative in nature, and it can be expected that some or all of the assumptions underlying any forward-looking statements will not materialize or will vary significantly from actual results. Variations of assumptions and results may be material. Factors that could cause actual results to differ materially from NorthStar Healthcare’s expectations include, but are not limited to, NorthStar Healthcare's ability to comply with terms of the Credit Facility, the impact of any losses from NorthStar Healthcare’s investments on cash flow and returns, property level cash flow, changes in economic conditions generally and the real estate and debt markets specifically, availability of capital, the ability to achieve targeted returns, changes to generally accepted accounting principles, policies and rules applicable to real estate investment trusts and the factors specified in in Part I, Item 1A of NorthStar Healthcare’s Annual Report on Form 10-K for the fiscal year ended December 31, 2013, as well as in NorthStar Healthcare’s other filings with the SEC. The foregoing list of factors is not exhaustive. All forward-looking statements included in this Current Report on Form 8-K are based upon information available to NorthStar Healthcare on the date of this report and NorthStar Healthcare is under no duty to update any of the forward-looking statements after the date of this report to conform these statements to actual results.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

NorthStar Healthcare Income, Inc.

Date: February 25, 2015	By:	/s/ Ronald J. Lieberman
Ronald J. Lieberman
Executive Vice President, General Counsel and Secretary

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